Exhibit 99.2

First Busey Corporation Common Stock Follow-on Offering September 2009

 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of First Busey. Forward-looking statements, which are based on certain assumptions and describe First Busey’s future plans, strategies and expectations, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” “project” or other similar expressions. Additionally, all statements in this presentation, including forward-looking statements, speak only as of the date they are made, and we undertake no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond our ability to control or predict, could cause actual results to differ materially from those presented. These factors include, among others, the following: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by our regulators, and changes in the scope and cost of Federal Deposit lnsurance Corporation, or FDIC, insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in the availability and cost of credit and capital in the financial markets; (viii) changes in the prices, values and sales volumes of residential and commercial real estate; (ix) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (x) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xi) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes and flooding, that may affect general economic conditions generally and in our markets; (xiii) the failure of assumptions and estimates, differences in and changes to, economic, business market and credit conditions, including changes in borrowers' credit risks and payment behaviors from those used in our loan portfolio stress tests and credit evaluations; and (xiv) the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than currently estimated, and sales of our capital stock in this offering and/or other transfers of our capital stock could trigger a reduction in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning First Busey and its business, including additional factors that could materially affect our financial results, is included in the accompanying preliminary prospectus supplement and prospectus, including the documents incorporated by reference therein. NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States of America (“GAAP”). First Busey’s management uses these “non-GAAP” financial measures in its analysis of the Company’s capital and performance. First Busey’s management and investors often use the ratio of tangible common equity to tangible assets and the ratio of tangible common equity to risk-weighted assets to assess the quality of capital. Such capital measures are not necessarily comparable to similar capital measures that may be presented by other companies. Tax equivalent net interest income is a common term and measure used in the banking industry but is not a term used under GAAP. We believe that these presentations of tax-equivalent net interest income and tax equivalent net interest margin aid in the comparability of net interest income arising from both taxable and tax-exempt sources over the periods presented. First Busey’s management believes that these non-GAAP financial measures provide a greater understanding of the Company’s business and performance, and facilitate an understanding of performance trends and comparisons with the performance of other financial institutions. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently, including as a result of using different assumed tax rates in making taxable equivalent measures. These disclosures should not be considered an alternative to GAAP. Information provided in the Appendix reconciles GAAP measures and tangible common equity, the ratio of tangible common equity to risk-weighted assets, tax equivalent net interest income and net interest margin on a tax equivalent basis.

Offering Overview 1

Equity Offering Summary Issuer Shares Offered Greenshoe Expected Pricing Bookrunner Use of Proceeds First Busey Corporation 18.0 million 15.0% September 24, 2009 Fox-Pitt Kelton Cochran Caronia Waller General corporate purposes, including supporting bank capital Ticker / Exchange BUSE / NASDAQ Lock-Up Agreement 90 Days 2

Private Placement Summary Issuer Type of Security Amount Raised Coupon Conversion Price Lock-Up Approvals Placement Agent First Busey Corporation Series A Mandatorily Convertible Preferred Approx. $39.3 million 9.0% cumulative dividends Equal to the Common Equity offering price 90 Days Closing of private placement subject to regulatory approval; automatic conversion upon receipt of shareholder approval Fox-Pitt Kelton Cochran Caronia Waller Investors All directors plus executive officers and a current shareholder Use of Proceeds General corporate purposes, including supporting bank capital Liquidation Preference $100,000 per share 3

Rationale for Capital Raise Significantly strengthens capital position Allows First Busey to proactively address credit exposure in Florida (21% of loans as of June 30, 2009) Total cumulative write downs, including anticipated 3Q’09 charge-offs, represent a majority of likely embedded portfolio losses in Florida Following 3Q’09 charge-offs, credit losses expected to be more in-line with historical levels Opportunity to drive profitable high quality loan growth and business-line expansion in Core Bank(1) (79% of loans as of June 30, 2009), including ability to participate opportunistically in acquisitions of failed banks from the FDIC that may become available in complementary markets Core Bank franchise remains healthy with little credit deterioration Size of capital raise determined in light of in-depth review of loan portfolio credit grading, utilizing conservative assumptions Utilized nationally recognized third party consulting firm’s preliminary analysis in determining loan grading and strength of loan portfolio Separate private offering due to need for regulatory approvals of one current major shareholder group and limited amount of authorized common stock available 1. Core Bank refers to Illinois and Indiana franchise and loans made in these areas 4

Investment Highlights $4.3 billion financial holding company headquartered in Urbana, Illinois with strong core franchise Core markets in IL benefit from general economic stability and limited real estate price decline Diversified revenue stream Higher growth and less capital intensive revenue streams from Busey Wealth Management and FirsTech Community banking model with strong deposit market shares in most core markets Strong performance in Core Bank franchise 1.5% non-performing loans / loans as of June 30, 2009 shows little change 3Q’09 charge-offs in Core Bank expected to be in-line with experience Aggressively addressed Florida franchise credit issues Substantial mark-down of C&D and CRE portfolios Resilient and improving pre-tax, pre-provision earnings stream Cost savings from recent initiatives, including recently completed bank merger, consolidation of units and staff reductions Established and experienced management team Strong participation from insiders All board members have agreed, together with executive officers and another current shareholder, to invest an additional ~$39.3 million in mandatory convertible preferred stock in a separate private placement 5

First Busey Overview 6

First Busey Profile

- **Diversified financial services company offering personal and business banking, fiduciary / wealth management services and retail payment processing**
- **Inside Ownership**
  - Directors / Executives 30%
  - Associates ESOP / PSP 8%
  - Insiders committing additional ~$39.3M
- **NASDAQ: BUSE**
  - Market capitalization as of 9/18/09 = $231M
    - Strong Brand, Diversified Stable Revenue, Efficient Expense Model



Banking
Busey
Processing
Investments



First Busey Corporation
Busey Bank
Champaign, IL
Busey Wealth Management, Inc.
FirsTech, Inc.
Busey Trust Company

Busey

7

Diversified Business Model Busey Bank, Champaign, Illinois $4.3 billion in total assets as of June 30, 2009 (includes Busey Bank, N.A.) 34 banking centers in Downstate Illinois 1 banking center in Indianapolis, Indiana 8 banking centers in Florida Electronic Payment Processing Revenue Growth: $7.3 to $12.3 million from 2006 – 2008 $6.6 million through June 30, 2009 Fiduciary wealth management, retail brokerage, and insurance products and services Approximately $3.1 billion in assets under management or custody as of June 30, 2009 Revenue of $14.4M in 2008 and $6.4M through June 30, 2009 1. YTD June 30, 2009 Source: First Busey Corp. Revenue Mix(1) 8 Wealth Mgmt. 8% Service Charges 9% FirsTech 7% Loans Gains 7% Other 6% Net Interest Income 63%

Busey Franchise Overview

Market Share – Illinois[1]

- **Almost 80% of loan portfolio generated in markets with solid economic drivers**
  - Agribusiness (total 2008 receipts ~$1.1 billion for downstate IL markets)
  - Education
  - Healthcare
  - Insurance
  - Net Exports
- **Lower than average unemployment and stable house prices**

Champaign County - #1 – Champaign / Urbana; University of Illinois, Carle Medical Group	**41%**
Macon County - #1 – Decatur; ADM, Tate & Lyle, Millikin University, Decatur Memorial Hospital	**21%**
McLean County - #2 – Bloomington / Normal; Illinois State University, Illinois Wesleyan University, State Farm & Country Companies	**17%**
Peoria County - #9 – Peoria; Bradley University, OSF Health Systems & Caterpillar	**5%**

Core Bank Franchise


Bloomington
Peoria
Champaign/Urbana
Decatur
Indianapolis
IN
IL

Florida



Total Branches:	8
Total Deposits:	$350M

Busey

Note: Information as of June 30, 2008
1. Rankings based on deposit market share
Source: SNL Financial

9

Core Profitability Growth and Consistency Note: Excludes non-cash goodwill impairment charges 1. Excludes severance charges of $3.4 million 2. Excluding $2.8 million of FDIC expenses Source: First Busey Corp. Annual Pre-tax, Pre-provision Earnings ($M) Quarterly Pre-tax, Pre-provision Earnings ($M) CAGR: 16.5% (2) (1) 10 $36.6 $43.4 $44.9 $58.9 $67.3 1.57% 1.91% 2.06% 1.85% 2.08% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2004 2005 2006 2007 2008 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% PTPP Earnings / Avg. Assets $18.4 $19.9 $15.1 $17.8 $18.6 1.73% 1.61% 1.85% 1.37% 1.68% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% PTPP Earnings / Avg. Assets

Stable Net Interest Margin NIM relatively flat over a four year horizon Recent trends in both deposit composition changes and loan repricing continue to favor margin expansion 4.86% 2.92% 1.94% Tax Equivalent Net Interest Margin(1) 1. Net interest income is on a tax equivalent basis Source: First Busey Corp. 11 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2004 2005 2006 2007 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Yield NIM Cost of Deposits

High Quality Securities Portfolio Securities, $648.9M(1) Fair value as of June 30, 2009 Source: First Busey Corp. Conservative Approach Securities portfolio holds no CDOs or private CMOs No holdings of other financial institution trust preferred securities or subordinated debt No subprime, Alt – A or private MBS 12 Government and Agency 58% State & Municipal 13% MBS / CMO 25% Other 4%

Early and Pro-Active Recognition of Loan Losses 1. Cumulative net charge-offs represent sum of charge-offs from 4Q’07 to 2Q’09 except for BUSE 3Q’09E which represents 4Q’07 to 3Q’09E. Florida Peers and Peer Group calculated as median 2. Assumes $115M 3Q’09 charge-offs 3. Assumes $98.5M 3Q’09 ending reserve / 2Q’09 gross loan balance reduced by the assumed $115M of charge-offs in 3Q’09 Note: Peer Group includes GABC, LKFN, MBFI, MBHI, OSBC, PVTB, WTFC Note: Florida Peers includes SBCF, BOFL, TIBB, TSFG Source: First Busey Corp., SNL Financial Cumulative Net Charge-Offs / Loans(1) Loan Loss Reserves / Loans(3) (2) (3) 3Q’09 charge-offs expected to be in the range of $110-$115 million 3Q’09 provisions expected to be in the range of $120-$125 million 13 3.83% 7.60% 3.73% 1.73% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% BUSE BUSE 3QE Florida Peers Peer Group 2.80% 3.23% 2.39% 1.60% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% BUSE BUSE 3QE Florida Peers Peer Group

Credit Exposure Known and Manageable Aggressively addressing credit issues in Florida business Core Bank has low loss content Estimated Reserves for 3Q’09 ~ $98.5M 21% 79% % of Total Loans(1) $277M $35M Potential Cumulative Losses(3) $212M $21M Cumulative Charge-Offs(2) $0.7Bn Florida $2.5Bn Total Loans(1) Core Bank 1. As of June 30, 2009 2. Charge-offs from 4Q’07 – 3Q’09; Company expects $2.5M - $7.5M in charge-offs (midpoint $5.0M) from the Core Bank and $107.5M - $112.5M in charge-offs (midpoint $110M) from Florida portfolio 3. Based upon internal cumulative loss analysis by the Company taking into account a nationally recognized third party consulting firm’s analysis of the Company’s loan grading Source: First Busey Corp. 14

Strong Pro Forma Capital Position 14.8% 13.5% 8.7% 8.7% 6.9% 3Q’09 Pro Forma for Offering(1)(2) NA 6.7% 10.5%(4) 5.4% Tier 1 Common Ratio NA 5.5% 8.3% 4.4% Tangible Common Equity / Tangible Assets NA 6.6% 10.5%(4) 5.4% Tangible Common Equity / RWA 13.2% 9.9% Peer Group(3) 16.5%(4) 15.2%(4) 2Q’09 Pro Forma for Offering(1) 10.0% 11.3% Total Risk-Based Capital Ratio 6.0% 10.1% Tier 1 Risk-Based Capital Ratio Well Capitalized Guidelines 2Q’09 Capital raise positions the Company to charge-off substantial portion of cumulative loan losses 1. Assumes a common equity offering of 18.0 million shares, plus 15% underwriters’ option, priced at closing market price of $6.44 as of September 18, 2009, with gross proceeds of $133.3 million. Also includes a private placement equity raise of $39.3 million implying a total capital raise of $172.6 million. Actual capital raise a function of the stock price and likely to vary 2. Assumes 3Q’09 provisions of $125M. More detailed calculations shown in Appendix 3. Peer Group includes GABC, LKFN, MBFI, MBHI, OSBC, PVTB, WTFC 4. Assumes 20.0% risk-weighting of assets added from the proceeds of the new capital raised Source: First Busey Corp., SNL Financial 15

Current Market Valuation Comparison First Busey is currently trading at attractive multiples relative to its peer group – before anticipated Q3’09 provisions for loan losses and charge-offs Peer Group includes GABC, LKFN, MBFI, MBHI, OSBC, PVTB, WTFC 2. Assumes a common equity offering of 18.0 million shares, plus 15% underwriters’ option, priced at closing market price of $6.44 as of September 18, 2009, with gross proceeds of $133.3 million. Also includes a private placement equity raise of $39.3 million implying a total capital raise of $172.6 million. Actual capital raise a function of stock price and likely to vary 3. Market data as of September 18, 2009 4. Excludes FDIC special assessment charges Source: First Busey Corp., SNL Financial 5.2x 1.71x 0.90x 54% 152% Peer Group(1) NM 1.46x 0.76x NM NM BUSE – Pro Forma(2) Current Market Price(3) / 0.54x Book Value Per Share 27% % of 3 Yr High 3.1x LQA Pre-Tax, Pre-Prov. Earnings(4) 1.32x 114% BUSE Tangible Book Value Per Share % of 3 Yr Low 16

Credit Quality / Loan Overview 17

Loan Portfolio Breakdown Overview $0.7Bn Florida $2.5Bn Core Bank $3.2Bn Total Loans Loan Portfolio by Geography(1) Households by Geography 91.2% 8.8% 91.5% 91.6% 91.9% 8.5% 8.4% 8.4% As of June 30, 2009 Source: First Busey Corp. 18 Illinois 73% Indiana 6% Florida 21% 81,738 82,333 82,179 82,020 7,852 7,657 7,509 7,235 0 15,000 30,000 45,000 60,000 75,000 90,000 Q2'08 Q3'08 Q4'08 Q1'09 Illinois / Indiana Florida 1.

Core Bank – Loan Portfolio Loan Balances(1) Loan Overview Long history of conservative underwriting Loan losses do not show any meaningful increase Expected charge-offs of $2.5M - $7.5M in 3Q’09 vs. $3.4M in 2Q’09 NPA trends flat to down Limited growth of loans as focus on full relationship banking Minimal shared national credit portfolio No sub – prime, Alt A, Options Arm or other exotic mortgage loan products 1. As of June 30, 2009 Source: First Busey Corp. 19 $M % of Loan Balances Balance Loans Construction and Development $395.9 15.9% CRE & Multi-Family 986.4 39.6% Residential 1-4 Family 397.3 15.9% HE Loans 48.8 2.0% HELOC 96.4 3.8% C&I 510.7 20.5% Other 57.3 2.3% Total Loan Balance $2,492.8 100.0%

Core Bank – Loan Portfolio NCOs and NPLs Net Charge-Offs ($M) Non-Performing Loans(1) (2) (3) 1. Non accrual + 90 day past due 2. Midpoint of expected $2.5M - $7.5M in charge-offs from the Core Bank ($5.0M) / 2Q’09 gross loans 3. Annualized net charge-offs / period-end gross loans Source: First Busey Corp. (3) Performing well with minimal losses 20 $3.9 $1.7 $3.4 $5.0 $1.4 $3.6 0.24% 0.63% 0.27% 0.54% 0.58% 0.80% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09E 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% NCOs / Total Core Bank Loans $23.0 $36.7 $36.7 $16.0 $18.6 0.8% 0.6% 0.9% 1.5% 1.4% $0 $5 $10 $15 $20 $25 $30 $35 $40 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% NPLs / Total Core Bank Loans

Core Bank – Loan Portfolio Credit Quality Statistics Core Bank Credit Quality Statistics as of June 30, 2009 1. Includes performing and non-performing restructured loans 2. Total OREO for First Busey Corp. (IL, IN and Florida) differs from the $14.8 million presented in the Form 10-Q dated June 30, 2009 due to rounding Source: First Busey Corp. (2) 21 $M Non-Accr.+ Loan Balance Loans Restr. 30-89 Days 90+ Days Loan Balances $ % Non-Accr. Restr. (1) Balance OREO Delinq. Delinq Construction and Development $395.9 15.9% $17.6 $2.3 5.0% - $4.0 $1.0 CRE & Mutli-Family 986.4 39.6% 9.1 24.1 3.4% 5.8 7.6 0.4 Residential 1-4 Family 397.3 15.9% 3.3 0.9 1.0% 1.8 2.9 2.7 HELOC & HE 145.1 5.8% - - 0.0% - 1.2 - C&I 510.7 20.5% 2.1 - 0.4% - 8.9 0.4 Other 57.4 2.3% 0.1 - 0.1% 0.4 - - Total $2,492.8 100.0% $32.2 $27.3 2.4% $8.0 $24.6 $4.5

Florida – Loan Portfolio Overview Aggressive charge-offs of loans Strong executive leadership relocated to Florida Significantly decreased originations of new loans in Florida Implemented enhanced loss mitigation strategies with customers primarily beginning in Q1’08 Reallocation of team members to address Florida market Merger of Busey Bank and Busey Bank, N.A. to consolidate Florida bank’s loan portfolio Loan Balances(1) Loan Overview As of June 30, 2009 Source: First Busey Corp. 22 $M % of Loan Balances Balance Loans Construction and Development $272.5 40.7% CRE & Multi-Family 201.5 30.1% Residential 1-4 Family 146.8 22.0% HE Loans 1.5 0.2% HELOC 26.0 3.9% C&I 18.9 2.8% Other 1.6 0.3% Total Loan Balance $668.8 100.0% 1.

Florida – Loan Portfolio NCOs and NPLs (3) 1. Non accrual + 90 day past due 2. Midpoint of expected $107.5M - $112.5M in charge-offs from Florida ($110.0M) / 2Q’09 gross loans 3. Annualized net charge-offs / period-end gross loans Source: First Busey Corp. (2) Net Charge-Offs ($M) Non-Performing Loans(1) Addressing credit issues in Florida portfolio (3) 23 $21.7 $18.5 $44.1 $4.5 $5.2 $110.0 11.7% 10.2% 65.8% 2.4% 2.8% 26.4% $0 $20 $40 $60 $80 $100 $120 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09E 0% 10% 20% 30% 40% 50% 60% 70% 80% NCOs / Total Florida Loans $61.2 $84.5 $90.3 $40.0 $55.2 5.3% 7.3% 8.2% 13.5% 11.7% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 0% 2% 4% 6% 8% 10% 12% 14% 16% NPLs / Total Florida Loans $0 $10 $20 $30 $40 $50 $60 $70 $80

Florida – Loan Portfolio Credit Quality Statistics Florida Credit Quality Statistics as of June 30, 2009 1. Includes performing and non-performing restructured loans 2. Amount equal to $0.01M 3. Total OREO for First Busey Corp. (IL, IN and Florida) differs from the $14.8 million presented in the Form 10-Q dated June 30, 2009 due to rounding Source: First Busey Corp. (2) (3) 24 $M Non-Accr.+ Loan Balance Loans Restr. 30-89 Days 90+ Days Loan Balances $ % Non-Accr. Restr. (1) Balance OREO Delinq. Delinq Construction and Development $272.5 40.7% $65.9 $2.9 25.2% - $8.1 - CRE & Multi-Family 201.5 30.1% 10.8 6.0 8.3% 5.2 1.9 - Residential 1-4 Family 146.8 22.0% 13.7 23.3 25.2% 1.6 9.1 - HELOC & HE 27.5 4.1% - - 0.0% - 0.8 - C&I 18.9 2.8% - 0.7 3.7% - 1.3 - Other 1.6 0.3% 0.0 - 0.3% 0.3 - - Total $668.8 100.0% $90.4 $32.9 18.4% $7.1 $21.2 -

Cumulative Loss Analysis 1. 4Q’07 loans of $3,052.7 differs from previously reported loans of $3,053.2 due to rounding 2. Sum of historical losses from 4Q’07 to 3Q’09 (expected), plus potential further losses from loan review in 4Q’09 and 2010 Source: First Busey Corp. Comprehensive and granular bottoms-up internal loss analysis taking into account an nationally recognized third party consulting firm’s preliminary review of loan portfolio grading of non – consumer loans Total cumulative loss estimated at approximately $312M 25 $M Core Bank Florida 4Q'07 Cumulative Loss (2) 4Q'07 Cumulative Loss (2) SCAP Range Loan Balances Loan Balance (1) % $ Loan Balance (1) % $ Construction and Development $353.9 4.0% $14.2 $363.3 57.7% $209.7 CRE & Multi-Family 796.1 1.0% 8.2 181.4 19.1% 34.7 Residential 1-4 Family 409.5 0.8% 3.1 160.4 12.7% 20.3 HE Loans 48.2 1.4% 0.7 1.4 28.2% 0.4 HELOC 103.8 1.0% 1.0 34.3 10.1% 3.5 C&I 518.0 1.3% 7.0 28.9 27.6% 8.0 Other 50.6 1.5% 0.7 2.9 24.0% 0.7 Total $2,280.1 1.5% $34.9 $772.6 35.9% $277.3

Cumulative Loss Analysis (cont’d) Total losses from 4Q’07 – 3Q’09 estimated by the Company at $232M(1) In addition, reserves anticipated to be approximately $98.5M as of 3Q’09 1. Assumes $115M of charge-offs in 3Q’09 2. Sum of historical losses from 4Q’07 to 3Q’09 (expected), plus estimated potential further losses in 4Q’09 and 2010 Source: First Busey Corp. Realized Cumulative Credit Losses Total Estimated Cumulative Losses $232 $312(2) 26 $0 $50 $100 $150 $200 $250 $300 $350 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09E

Illustrative Pro Forma Capital Impact 1. Assumes a common equity offering of 18.0 million shares, plus 15% underwriters’ option, priced at a closing market price of $6.44 as of September 18, 2009, with gross proceeds of $133.3 million. Also includes a private placement equity raise of $39.3 million implying a total capital raise of $172.6 million. Actual capital raise a function of stock price and likely to vary 2. Assumes 3Q’09 provisions of $125M 3. Tangible common equity is a non-GAAP measure. See the Appendix for a reconciliation Source: First Busey Corp. 27 Assumption $M Implied Gross Capital Raised (1) 172.6 Risk-Weighting for Use of New Capital 20.0% 3Q’09 Provision (2) 125.0 Actual Projected 2Q'09 3Q'09 Tangible Common Equity / Tangible Assets (1)(3) 4.4% 6.9% Tangible Common Equity / Risk-Weighted Assets (1)(3) 5.4% 8.7% Tier 1 Common Ratio (1) 5.4% 8.7% Tier 1 Risk-Based Capital Ratio (1) 10.1% 13.5% Total Risk-Based Capital Ratio (1) 11.3% 14.8%

Investment Summary $4.3 billion financial holding company headquartered in Urbana, Illinois with strong core franchise Diversified revenue stream Community banking model with strong deposit market shares in most markets Strong performance in Core Bank franchise Aggressively addressed Florida credit issues Resilient and improving pre-tax, pre-provision earnings stream Established and experienced management team with little turnover and a strong history in risk management Strong investment participation from insiders 28

Appendix 29

Non – GAAP Reconciliation Tables 1. Based on the average estimates of four Wall Street research firms 2. Assumes $125M 3Q’09 anticipated provisions 3. Estimated at 39.75% tax rate 4. Assumed common dividend of $0.08 per share paid on 62.7M shares outstanding. Assumes 26.8M shares issued in the transaction including the mandatory conversion of private placement preferred security into common shares following receipt of shareholder and regulatory approval Source: First Busey Corp. (4) (1) (2) (3) 30 $M Actual Projected 2Q 2009 3Q 2009 Pre-Tax Pre-Provision Earnings 15.8 17.6 Provision For Loan Losses 47.5 125.0 Pre-Tax Earnings (31.7) (107.4) Taxes (12.6) (42.7) Net Income (19.1) (64.7) Preferred Dividends 1.3 1.3 Common Dividends 2.9 5.0 Retained Earnings (23.3) (71.1)

Non – GAAP Reconciliation Tables (cont’d) Source: First Busey Corp. 31 $M Pro Forma Tangible Common Equity / Tangible Assets 6/30/2009 Total Shareholders' Equity $529 Add: Gross Proceeds From Offering 173 Pro Forma Total Shareholders' Equity 702 Less: Preferred Stock 99 Less: Intangible Assets 255 Pro Forma Tangible Common Equity 348 Total Assets 4,277 Add: Gross Proceeds From Offering 173 Pro Forma Total Assets 4,450 Less: Intangible Assets 255 Pro Forma Tangible Assets $4,195 Pro Forma Tangible Common Equity / Tangible Assets 8.3% $M Projected Tangible Common Equity / Tangible Assets 9/30/2009 Total Shareholders' Equity at 6/30/09 $702 Add: Retained Earnings (71) Less: Preferred Stock 99 Less: Intangible Assets 255 Tangible Common Equity at 9/30/09 277 Total Assets at 6/30/09 4,450 Add: Retained Earnings (71) Less: Intangible Assets 255 Less: Charge-offs 115 Tangible Assets at 9/30/09 $4,009 Tangible Common Equity / Tangible Assets 6.9% $M Pro Forma Tangible Common Equity / Risk-Weighted Assets 6/30/2009 Total Shareholders' Equity $529 Add: Gross Proceeds From Offering 173 Pro Forma Total Shareholders' Equity 702 Less: Preferred Stock 99 Less: Intangible Assets 255 Pro Forma Tangible Common Equity 348 Risk-Weighted Assets 3,278 Add: Gross Proceeds From Offering Risk-Weighted at 20.0% 35 Pro Forma Risk-Weighted Assets $3,313 Pro Forma Tangible Common Equity / Risk-Weighted Assets 10.5% $M Projected Tangible Common Equity / Risk-Weighted Assets 9/30/2009 Total Shareholders' Equity at 6/30/09 $702 Add: Retained Earnings (71) Less: Preferred Stock 99 Less: Intangible Assets 255 Tangible Common Equity at 9/30/09 277 Risk-Weighted Assets at 6/30/09 3,313 Less: Charge-offs Risk-Weighted at 100.0% 115 Risk-Weighted Assets at 9/30/09 $3,198 Tangible Common Equity / Risk-Weighted Assets 8.7%

Non – GAAP Reconciliation Tables (cont’d) Source: First Busey Corp. Tax Equivalent Net Interest Margin 32 $M 2004 2005 2006 2007 2008 Q1'08 Q2'08 Q1'09 Q2'09 Non-Taxable Interest Income $2.4 $3.0 $3.9 $3.9 $4.4 $1.1 $1.1 $1.0 $1.0 Assumed Tax Rate 35% 35% 35% 35% 35% 35% 35% 35% 35% Tax Equivalent Net Interest Income $57.2 $72.6 $78.4 $103.6 $125.7 $31.9 $32.1 $28.1 $28.9 Tax Equivalent Net Interest Margin 3.49% 3.72% 3.62% 3.58% 3.33% 3.47% 3.46% 2.88% 2.92%